Exhibit 99.2

Blucora, Inc.

Q4 2013 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4
Stock Price Sensitivity Analysis for Diluted Shares	5

Operating Metrics
Search	6

Pro-Forma Information
Q4 Year-over-Year and FY 2013 Quarterly E-Commerce	7
Last 12 Months - Pro Forma Results	8
Last 12 Months - Levered Free Cash Flow	9
Reconciliation Pro Forma Non-GAAP Financial Measures	10

Blucora Consolidated Financial Results

(in thousands except net income per share, rounding differences may exist)

2011	2012	2013
FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13	4Q13	FYE 12/31

Segment Revenue
Search	$228,814	$75,295	$81,808	$91,408	$96,303	$344,814	$100,601	$94,497	$107,742	$125,624	$428,464
Tax Preparation (1)	—	40,401	19,075	1,462	1,167	62,105	64,737	22,684	1,749	2,043	91,213
E-Commerce (2)	—	—	—	—	—	—	—	—	14,630	39,673	54,303

Total	$228,814	$115,696	$100,883	$92,870	$97,470	$406,919	$165,338	$117,181	$124,121	$167,340	$573,980

Segment Income (Loss) (3)
Search	$46,206	$13,373	$15,078	$16,356	$17,378	$62,185	$18,270	$17,912	$21,319	$25,003	$82,504
Tax Preparation (1)	—	22,135	11,954	(1,561)	(2,476)	30,052	30,784	14,438	(1,605)	(3,018)	40,599
E-Commerce (2)	—	—	—	—	—	—	—	—	906	4,061	4,967

Total	$46,206	$35,508	$27,032	$14,795	$14,902	$92,237	$49,054	$32,350	$20,620	$26,046	$128,070

Segment Income (Loss) % of Revenue
Search	20%	18%	18%	18%	18%	18%	18%	19%	20%	20%	19%
Tax Preparation	na	55%	63%	(107%)	(212%)	48%	48%	64%	(92%)	(148%)	45%
E-Commerce	na	na	na	na	na	na	na	na	6%	10%	9%

Total	20%	31%	27%	16%	15%	23%	30%	28%	17%	16%	22%

Unallocated Corporate Operating Expense	$9,583	$3,806	(4)	$2,525	$2,695	$2,772	$11,794	$3,198	$3,135	$4,025	(5)	$3,471	$13,829

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241

Other Unallocated
Depreciation	$4,861	$951	$956	$988	$917	$3,812	$1,003	$990	$1,126	$1,357	$4,476
Amortization of intangible assets	2,595	3,624	(6)	5,248	5,183	5,144	19,193	5,109	5,095	6,090	(7)	7,495	23,789
Stock-based compensation	7,687	6,708	(8)	2,020	2,195	2,300	13,215	2,485	2,753	3,252	(9)	3,037	11,527
Interest income	(369)	(9)	(52)	(18)	(52)	(131)	(55)	(109)	(42)	(94)	(300)
Interest expense	73	844	1,009	794	875	3,522	1,148	2,890	(10)	2,669	2,756	9,463
Amortization of debt issuance costs	—	331	332	83	74	820	107	476	(10)	258	267	1,108
Accretion of debt discounts	—	135	124	34	31	324	161	949	(10)	862	866	2,838
(Gain) loss on derivative instrument	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323	3,956	5,721	(11)	11,652
Impairment of equity investment in privately-held company	—	—	—	—	—	—	—	—	3,711	—	3,711
Loss on debt extinguishment and modification expense	—	—	—	—	—	—	—	—	1,593	—	1,593
Other (income) loss, net	1,541	(18)	(150)	(32)	(4)	(204)	(8)	(225)	111	(320)	(442)

Total	$16,388	$12,838	$9,154	$13,562	$7,357	$42,911	$9,602	$15,142	$23,586	$21,085	$69,415

Income (Loss) Before Taxes	20,235	18,864	15,353	(1,462)	4,773	37,528	36,254	14,073	(6,991)	1,490	44,826

Income Tax (Benefit) Expense
Cash	$1,712	$861	$474	$(185)	$293	$1,443	$1,472	$435	$(517)	$498	$1,888
Non-cash (12)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,232	7	2,126	18,539

Total	$(11,288	) (13)	$7,458	$5,655	$936	$953	$15,002	$12,646	$5,667	$(510)	$2,624	$20,427

Income (Loss) from Continuing Operations	31,523	11,406	9,698	(2,398)	3,820	22,526	23,608	8,406	(6,481)	(1,134)	24,399

Discontinued Operations Loss (14)	(9,927)	—	—	—	—	—	—	—	—	—	—

GAAP Net Income (Loss)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399
GAAP Net Income (Loss) Per Share - diluted	$0.56	$0.28	$0.23	(15)	$(0.06)	$0.04	(15)	$0.54	$0.53	(16)	$0.20	$(0.16)	$(0.03)	$0.56

Non-GAAP Net Income	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694
Non-GAAP Net Income Per Share - diluted	$0.74	$0.70	$0.53	$0.25	(17)	$0.24	$1.70	$0.95	$0.58	$0.30	(18)	$0.40	(19)	$2.25

Outstanding Shares	39,534	39,804	40,334	40,633	40,832	40,832	40,933	41,143	41,176	42,083	42,083
Basic Shares - GAAP	37,954	39,692	40,116	40,511	40,789	40,279	40,911	41,050	41,088	41,566	41,201
Diluted Shares - GAAP	38,621	40,978	41,245	40,511	42,411	41,672	44,294	42,724	41,088	41,566	43,480

Cash & Short-term Investments	$293,551	$129,868	$141,867	$150,417	$162,288	$162,288	$401,677	$415,493	$248,382	$333,705	$333,705
Outstanding Debt - Principal Amount (20)	—	85,000	75,000	74,496	74,496	74,496	275,746	265,746	266,634	322,634	322,634

Net Cash	$293,551	$44,868	$66,867	$75,921	$87,792	$87,792	$125,931	$149,747	$(18,252)	$11,071	$11,071

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	On January 31, 2012, the Company acquired TaxACT, Inc. , which operates the TaxACT tax preparation online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary services. TaxACT generates revenue primarily through its online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represented the results of operations for the TaxACT business from January 31, 2012 to December 31, 2012.
(2)	On August 22, 2013, the Company acquired Monoprice, Inc., an online provider of self-branded electronics and accessories for both consumers and businesses. Amounts for 2013 represented the results of operations for the Monoprice business from August 22, 2013 to December 31, 2013.
(3)	The Company does not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, other income/loss, net, income tax benefit/expense, or discontinued operations to the reportable segments. The general and administrative costs are included in Unallocated Corporate Operating Expense.
(4)	Amount for 1Q12 included $1.1 million in transaction costs related to the TaxACT acquisition.
(5)	Amount for 3Q13 included $0.6 million in transaction costs related to the Monoprice acquisition.
(6)	Amount for 1Q12 included $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(7)	Amount for 3Q13 included $1.0 million related to amortization of acquired intangible assets related to the Monoprice acquisition.
(8)	In 1Q12, $5.2 million in stock-based compensation was recorded in association with the modification of the terms of a warrant and the vesting of non-employee performance-based stock options upon completion of the TaxACT acquisition.
(9)	In 3Q13, $0.5 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the Monoprice acquisition.
(10)	Interest expense, amortization of debt issuance costs, and accretion of debt discount included amounts associated with the convertible notes issued on March 15, 2013.
(11)	Warrant was exercised during 4Q13.
(12)	Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using deferred tax assets, which consist primarily of US federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.
(13)	Amount included an income tax benefit of $18.9 million, due to the release of the valuation allowance on deferred tax assets.
(14)	In the quarter ended June 30, 2011, the Company completed the sale of Mercantila. The operating results of that business have been presented as discontinued operations for all periods presented.
(15)	Calculation excludes the income effect of a dilutive derivative instrument.
(16)	Calculation excludes the income effect of a dilutive derivative instrument and the convertible notes in 1Q13. Related to the convertible notes, the Company received shareholder approval for flexible settlement in May 2013.
(17)	Calculation uses 42,048,000 fully-diluted shares due to non-GAAP net income.
(18)	Calculation uses 43,142,000 fully-diluted shares due to non-GAAP net income.
(19)	Calculation uses 45,716,000 fully-diluted shares due to non-GAAP net income.
(20)	1Q12 includes the TaxAct 2012 credit facility, issued in January 2012 in connection with the TaxAct acquisition and refinanced during 3Q13 on more favorable terms (the TaxAct 2013 credit facility), 1Q13 includes the convertible notes issued in March 2013, and 4Q13 includes the Monoprice 2013 credit facility issued in November 2013.

Blucora Non-GAAP Reconciliation (1)

(in thousands except net income per share, rounding differences may exist)

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13	4Q13	FYE 12/31
Adjusted EBITDA
Net income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399
Discontinued operations	9,927	—	—	—	—	—	—	—	—	—	—
Depreciation	4,861	951	956	988	917	3,812	1,003	990	1,126	1,357	4,476
Amortization of intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095	6,090	7,495	23,789
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753	3,252	3,037	11,527
Other (income) loss (3)	1,245	1,555	930	5,196	(1,004)	6,677	1,005	6,304	13,118	9,196	29,623
Income tax (benefit) expense	(11,288)	7,458	5,655	936	953	15,002	12,646	5,667	(510)	2,624	20,427

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241

Non-GAAP Net Income
Net income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399
Discontinued operations	9,927	—	—	—	—	—	—	—	—	—	—
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753	3,252	3,037	11,527
Amortization of acquired intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095	6,090	7,495	23,789
Accretion of debt discount on convertible notes	—	—	—	—	—	—	132	841	843	858	2,674
(Gain) loss on derivative instrument	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323	3,956	5,721	11,652
Impairment of equity investment in privately-held company	—	—	—	—	—	—	—	—	3,711	—	3,711
Loss on debt extinguishment and modification expense	—	—	—	—	—	—	—	—	1,593	—	1,593
Cash tax impact of adjustments to GAAP net income	(40)	(90)	3	(15)	9	(93)	(163)	(17)	(1)	(8)	(189)
Non-cash income tax (benefit) expense from continuing operations (1)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,231	7	2,126	18,538

Non-GAAP net income (5)	$28,765 (4)	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694

Non-GAAP Net Income Per Share
Non-GAAP net income	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694
Non-GAAP net income per share	$0.74 (4)	$0.70	$0.53	$0.25	$0.24	$1.70	$0.95	$0.58	$0.30	$0.40	$2.25
Diluted shares	38,621	40,978	41,245	42,048	42,411	41,672	44,294	42,724	43,142	45,716	43,480

(1)	For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure for the three and twelve months ended December 31, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on February 20, 2014.
(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)	Other income/loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, gains or losses on derivative instrument, other-than-temporary impairment losses on equity investments, and adjustments to the fair values of contingent liabilities related to business combinations.
(4)	Amounts previously disclosed have been revised to reflect the effect of classifying Mercantila as discontinued operations.
(5)	The Company defines Non-GAAP net income differently effective with the quarter ended March 31, 2013 to include accretion of debt discount on convertible notes, and effective with the quarter ended September 30, 2013 to include other-than-temporary impairment losses on equity investments and loss on debt extinguishment and modification expense. The Company’s new definition of non-GAAP net income did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Stock Price Sensitivity Analysis for Diluted Shares

(in thousands except share prices)

The following table illustrates the potential impact of a change in average stock price on the number of shares included in diluted shares associated with the conversion premium on the convertible notes:

Stock Price	Diluted shares(a)
$21.66	—	(b)
$22.00	144
$22.50	347
$23.00	541
$23.50	728
$24.00	906
$24.50	1,077
$25.00	1,241
$25.50	1,399
$26.00	1,551
$26.50	1,697
$27.00	1,838	(c)
$27.50	1,973
$28.00	2,104
$28.50	2,230
$29.00	2,352
$29.50	2,470
$30.00	2,583

(a)	Indicative shares associated with conversion premium on convertible notes
(b)	Approximate conversion price
(c)	Average stock price and dilutive share impact for 4Q13

Blucora Operating Metrics - Search

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13	4Q13	FYE 12/31
Revenue by Source
Owned & Operated (B2C)	21%	13%	12%	12%	11%	12%	12%	15%	19%	20%	17%
Distribution (B2B)	79%	87%	88%	88%	89%	88%	88%	85%	81%	80%	83%

E-Commerce Segment - Pro Forma 4Q Year-over-Year and FY 2013 Quarterly Results

Pro Forma 4Q Year-over-Year Results

(table in thousands except for %, rounding differences may exist)

	Three Months Ended December 31					Twelve Months Ended December 31
	2013		2012		Percentage Change	(c) 2013		2012		Percentage Change
Pro Forma Revenue	$39,673		$32,679		21%	$144,905		$118,791		22%
Pro Forma Segment Income	$4,260	(a)	$3,267	(b)	30%	$16,733	(d)	$12,674	(b)	32%

Pro Forma Segment Margin	11%		10%			12%		11%

Pro Forma FY 2013 Quarterly Performance

	1Q13		2Q13		(c) 3Q13		4Q13		(c) FY 2013
Pro Forma Revenue	$34,696		$33,493		$37,043		$39,673		$144,905
Pro Forma Segment Income	$4,489	(e)	$3,791	(f)	$4,194	(g)	$4,260	(a)	$16,733	(d)

Pro Forma Segment Margin	13%		11%		11%		11%		12%

(a)	Excludes $199,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory.
(b)	Excludes $64,000 and $238,000 of founders salaries in the three and twelve months ended December 31, 2012, respectively. Includes $265,000 and $1.1 million for the three and twelve months ended December 31, 2012, in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(c)	Includes $682,000 in revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(d)	Excludes $298,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory, $138,000 of founders salaries, and $66,000 of other non-recurring charges in the period prior to acquisition. Includes $715,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(e)	Excludes $55,000 of founders salaries, and $40,000 of other non-recurring charges in the period prior to acquisition. Includes $265,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(f)	Excludes $61,000 of founders salaries, and $26,000 of other non-recurring charges in the period prior to acquisition. Includes $265,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(g)	Excludes $99,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory and $23,000 of founders salaries in the period prior to acquisition. Includes $185,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.

Pro Forma - Consolidated Financial Performance

twelve months ending 12/31/2013

(table in thousands except net income per share, rounding differences may exist)

		(b)	(a)
	Search	Tax Preparation	E-Commerce	Corporate	Consolidated
Pro Forma Revenue	$428,464	$92,830	$144,905	$—	$666,199

Pro Forma Segment Income	$82,504	$42,216	$16,733	$—	$141,454
Pro Forma Unallocated Corporate expenses	$—	$—	$—	$(13,829)	$(13,829)

Pro Forma Adjusted EBITDA					$127,625

Pro Forma Non-GAAP Net Income					$105,983	(c)
Pro Forma Non-GAAP Net Income Per Share					$2.44
Diluted shares					43,480

(a)	Includes $682,000 in revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition and $715,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense. Excludes $298,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory, $138,000 of founders salaries, and $66,000 of other non-recurring charges in the period prior to acquisition.
(b)	Includes $1.6 million of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012.
(c)	Includes twelve months of pro forma cash interest and amortization of debt issuance costs on the convertible notes issued on March 15, 2013. Also includes twelve months of pro forma cash interest on the Monoprice 2013 credit facility, estimated at 4.0% on the $50.0 million principal balance for periods prior to issuance.

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 12/31/2013

(table in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$127,625	(a)
Less - Pro Forma Capital Expenditures	$(5,645	) (b)
Less - Pro Forma Cash Taxes	$(1,912)

Unlevered FCF	$120,068

Less - Pro Forma Cash Interest Expense	$(12,848	) (c)

Levered FCF	$107,220

(a)	See reconciliation of Pro Forma Adjusted EBITDA on Blucora Pro Forma Non-GAAP Reconciliation.
(b)	Amount includes $1.3 million of costs associated with capitalized tenant improvement costs associated with the move of our Bellevue offices and $900,000 of capital expenditures from Monoprice prior to acquisition.
(c)	Amount represents cash interest expense on the TaxACT 2013 credit facility, the TaxACT 2012 credit facility prior to refinance in 3Q13, and the convertible notes. For periods prior to issuance, cash interest expense on the convertible notes is estimated at 4.25% on the $201.25m principal balance and cash interest expense on the Monoprice 2013 credit facility is estimated at 4.0% on the $50.0m principal balance.

Blucora Pro Forma Non-GAAP Reconciliation (1)

twelve months ending 12/31/2013

(in thousands except net income per share, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma net income	$24,974
Pro forma depreciation	$5,590
Pro forma amortization of intangible assets	$29,971
Pro forma stock-based compensation	$12,206
Pro forma other loss, net	$34,239
Pro forma income tax expense	$20,644

Pro Forma Adjusted EBITDA	$127,624

Pro Forma Non-GAAP Net Income
Pro forma net income	$24,974
Pro forma amortization of acquired intangible assets	$29,971
Pro forma accretion of debt discount on convertible notes	$3,334
Pro forma stock-based compensation	$12,206
Loss on derivative instrument	$11,652
Impairment of equity investment in privately-held company	$3,711
Loss on debt extinguishment and modification expense	$1,593
Pro forma cash tax impact of adjustments to GAAP net income	$(190)
Pro forma non-cash income tax expense	$18,732

Pro forma non-GAAP net income	$105,983

Pro forma non-GAAP net income per share - diluted	$2.44

Diluted shares	43,480

(1)	For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure for the three and twelve months ended December 31, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on February 20, 2014.